                           ART TECHNOLOGY GROUP, INC.
                 GENERAL CHANGE IN CONTROL POLICY FOR EMPLOYEES

This Policy was approved and adopted by the Board of Directors (the "Board") of Art Technology Group, Inc. (" ATG") to specify certain benefits that will accrue to Qualified Employees (as defined in this Policy), as prescribed herein upon or in connection with a Change in Control (as defined in this Policy). Some of the capitalized terms used in this Policy are defined in Section 6. This Policy does not alter any aspect of the relationship between ATG and any employee or former employee except as explicitly provided by the Policy.

1.     Stock Acceleration. Effective on the Change in Control Date (if any):

(a) 25% of the number of previously unvested shares of Common Stock subject to each outstanding option held by a Qualified Employee shall become immediately exercisable, subject to the other terms and conditions on which such interest in such shares was originally granted; and

(b) 25% of the number of previously unvested shares of Common Stock subject to each outstanding restricted stock award held by a Qualified Employee shall become immediately vested, subject to the other terms and conditions on which such interest in such shares was originally granted. If a Qualified Employee holds options or restricted stock vesting on more than one date after the Change in Control Date (if any), then 25% of the shares vesting on each such date shall become immediately exercisable or vested, as the case may be.

2. Compensation. If the employment of a Qualified Employee is terminated by ATG without Cause (as defined in this Policy) on a date within 12 months following a Change in Control Date, contingent on the execution and submission of a release of all claims in the form provided by ATG on or within 30 days following the Qualified Employee's final day of employment, such Qualified Employee shall be entitled to the following benefits:

(a) ATG shall pay all Accrued Obligations to such Qualified Employee in a lump sum in cash within 30 days after such termination date (unless and to the extent ATG is required by law to provide any portion thereof earlier);

(b) ATG shall continue to pay to such Qualified Employee at his or her annual base salary rate for a three month period distributed at regular pay intervals or, at the option of ATG, in a lump sum; and

(c) for three months after such termination date, or such longer period as may be provided by the terms of the plan, ATG shall continue to provide health care coverage (including any dental and vision coverage) to such Qualified Employee at ATG's sole expense and his or her family (if ATG provided such coverage immediately prior to a Change in Control Date), upon receipt of required forms from the Qualified Employee.

3.     Amendments.

(a) The terms of this Policy may be amended or modified in any manner by action of the Board, provided that no such action that is materially detrimental to any Qualified Employee may be made without such Qualified Employee's consent unless such action:

(i) is not taken at a time at which the Board is considering, or there otherwise exists, a specific act or transaction that would constitute a Change in Control, if completed; and

(ii) does not take effect until on or after the later of (A) three months after notice of such action is delivered to Qualified Employee in writing and
(B) May 1, 2005.

       After a Change in Control occurs, the benefits accruing to any Qualified Employee under this Policy shall be irrevocable and may not be modified without the approval of such Qualified Employee. In addition,

(b) Notwithstanding the foregoing, the Board may correct any defect, supply any omission or reconcile any inconsistency in this Policy in the manner and to the extent it shall deem expedient to carry this Policy into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in this Policy.

4. Claims. All claims by a Qualified Employee for benefits under this Policy shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Policy shall be delivered to such Qualified Employee in writing and shall set forth the specific reasons for the denial and the specific provisions of this Policy relied upon.

5.     Successors.

(a) ATG shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of ATG expressly to assume and agree to uphold this Policy to the same extent that ATG would be required to uphold it if no such succession had taken place.

(b) This Policy shall inure to the benefit of and be enforceable by each Qualified Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If a Qualified Employee should die while any amount would still be payable to such Qualified Employee or his or her family hereunder if such Qualified Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Policy to the executors, personal representatives or administrators of such Qualified Employee's estate.

6. Definitions. The following terms have the indicated meanings for purposes of this Policy:

"ACCRUED OBLIGATIONS" means, with respect to a Qualified Employee, the sum of
(a) such Qualified Employee's base salary earned through the date of termination of such Qualified Employee's employment by ATG, (b) the amount of any bonus that relates to a period completed prior to such termination date and that was fully earned by such Qualified Employee as of such termination date and (c) the amount of any compensation previously earned but deferred by such Qualified Employee (together with any accrued interest or earnings thereon) and any accrued but unused vacation pay, in each case to the extent not previously paid.

"ATG" means Art Technology Group, Inc. and any successor to its business or assets that assumes and agrees to perform this Policy, by operation of law or otherwise.

"CAUSE" means:

(a) a Qualified Employee's willful and continued failure to substantially perform his or her reasonable assigned duties as an employee of ATG (other than any such failure resulting from incapacity due to physical or mental illness); or

(b) a Qualified Employee's willful engagement in illegal conduct or gross misconduct that is materially injurious to ATG. For purposes of this definition, no act or failure to act by a Qualified Employee shall be considered "willful" unless it is done, or omitted to be done, in bad faith and without reasonable belief that such Qualified Employee's action or omission was in the best interests of ATG.

"CHANGE IN CONTROL" means an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

(a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a "Person") of beneficial ownership of any capital stock of ATG if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under such Act) 50% or more of either (i) the then-outstanding shares of Common Stock (the "Outstanding Common Stock") or (ii) the combined voting power of the then-outstanding securities of ATG entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:

(i) any acquisition directly from ATG (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Common Stock or voting securities of ATG, unless the Person exercising, converting or exchanging such security acquired such security directly from ATG or an underwriter or agent of ATG),

(ii)   any acquisition by ATG,

(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by ATG or any corporation controlled by ATG, or

(iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i) and (ii) of subsection (c) below;

(b) the occurrence of a change in the composition of the Board such that the Continuing Directors do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to ATG), where the term "Continuing Director" means at any date a member of the Board:

(i)    who was a member of the Board on the effective date of this Policy or

(ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

(c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving ATG or a sale or other disposition of all or substantially all of the assets of ATG in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied:

(i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include a corporation that as a result of such transaction owns ATG or substantially all of ATG's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, respectively; and

(ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by ATG or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(d) approval by the stockholders of ATG of a complete liquidation or dissolution of ATG.

"CHANGE IN CONTROL DATE" means the first date on which a Change in Control occurs. Anything in this Policy to the contrary notwithstanding, if (a) a Change in Control occurs, (b) a Qualified Employee's employment with ATG is terminated prior to the date on which the Change in Control occurs, and (c) it is reasonably demonstrated by such Qualified Employee that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of this Policy the "Change in Control Date" shall mean, with respect to such Qualified Employee, the day immediately preceding such termination date.

"COMMON STOCK" means the common stock, $0.01 par value per share, of ATG.

"QUALIFIED EMPLOYEE" means (a) a person who is employed by ATG on the first date on which a Change in Control occurs.

As noted above, this Policy does not alter any aspect of the relationship between ATG and any employee or former employee except as explicitly provided by this Policy.

                           ART TECHNOLOGY GROUP, INC.
                 GENERAL CHANGE IN CONTROL POLICY FOR EMPLOYEES


This Policy was approved and adopted by the Board of Directors (the "Board") of Art Technology Group, Inc. (" ATG") to specify certain benefits that will accrue to Qualified Employees (as defined in this Policy), as prescribed herein upon or in connection with a Change in Control (as defined in this Policy). Some of the capitalized terms used in this Policy are defined in Section 6. This Policy does not alter any aspect of the relationship between ATG and any employee or former employee except as explicitly provided by the Policy.

1.     Stock Acceleration. Effective on the Change in Control Date (if any):

(a) 25% of the number of previously unvested shares of Common Stock subject to each outstanding option held by a Qualified Employee shall become immediately exercisable, subject to the other terms and conditions on which such interest in such shares was originally granted; and

(b) 25% of the number of previously unvested shares of Common Stock subject to each outstanding restricted stock award held by a Qualified Employee shall become immediately vested, subject to the other terms and conditions on which such interest in such shares was originally granted.

If a Qualified Employee holds options or restricted stock vesting on more than one date after the Change in Control Date (if any), then 25% of the shares vesting on each such date shall become immediately exercisable or vested, as the case may be.

2. Compensation. If the employment of a Qualified Employee is terminated by ATG without Cause (as defined in this Policy) on a date within 12 months following a Change in Control Date, contingent on the execution and submission of a release of all claims in the form provided by ATG on or within 30 days following the Qualified Employee's final day of employment, such Qualified Employee shall be entitled to the following benefits:

(a) ATG shall pay all Accrued Obligations to such Qualified Employee in a lump sum in cash within 30 days after such termination date (unless and to the extent ATG is required by law to provide any portion thereof earlier);

(b) ATG shall continue to pay to such Qualified Employee at his or her annual base salary rate for a three month period distributed at regular pay intervals or, at the option of ATG, in a lump sum; and

(c) for three months after such termination date, or such longer period as may be provided by the terms of the plan, ATG shall continue to provide health care coverage (including any dental and vision coverage) to such Qualified Employee at ATG's sole expense and his or her family (if ATG provided such coverage immediately prior to a Change in Control Date), upon receipt of required forms from the Qualified Employee.

3.     Amendments.

(a) The terms of this Policy may be amended or modified in any manner by action of the Board, provided that no such action that is materially detrimental to any Qualified Employee may be made without such Qualified Employee's consent unless such action:

(i) is not taken at a time at which the Board is considering, or there otherwise exists, a specific act or transaction that would constitute a Change in Control, if completed; and

(ii) does not take effect until on or after the later of (A) three months after notice of such action is delivered to Qualified Employee in writing and
(B) May 1, 2005.

       After a Change in Control occurs, the benefits accruing to any Qualified Employee under this Policy shall be irrevocable and may not be modified without the approval of such Qualified Employee. In addition,

(b) Notwithstanding the foregoing, the Board may correct any defect, supply any omission or reconcile any inconsistency in this Policy in the manner and to the extent it shall deem expedient to carry this Policy into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in this Policy.

4. Claims. All claims by a Qualified Employee for benefits under this Policy shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Policy shall be delivered to such Qualified Employee in writing and shall set forth the specific reasons for the denial and the specific provisions of this Policy relied upon.

5.     Successors.

(a) ATG shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of ATG expressly to assume and agree to uphold this Policy to the same extent that ATG would be required to uphold it if no such succession had taken place.

(b) This Policy shall inure to the benefit of and be enforceable by each Qualified Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If a Qualified Employee should die while any amount would still be payable to such Qualified Employee or his or her family hereunder if such Qualified Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Policy to the executors, personal representatives or administrators of such Qualified Employee's estate.

6. Definitions. The following terms have the indicated meanings for purposes of this Policy:

"ACCRUED OBLIGATIONS" means, with respect to a Qualified Employee, the sum of
(a) such Qualified Employee's base salary earned through the date of termination of such Qualified Employee's employment by ATG, (b) the amount of any bonus that relates to a period completed prior to such termination date and that was fully earned by such Qualified Employee as of such termination date and (c) the amount of any compensation previously earned but deferred by such Qualified Employee (together with any accrued interest or earnings thereon) and any accrued but unused vacation pay, in each case to the extent not previously paid.

"ATG" means Art Technology Group, Inc. and any successor to its business or assets that assumes and agrees to perform this Policy, by operation of law or otherwise. "CAUSE" means:

(a) a Qualified Employee's willful and continued failure to substantially perform his or her reasonable assigned duties as an employee of ATG (other than any such failure resulting from incapacity due to physical or mental illness); or

(b) a Qualified Employee's willful engagement in illegal conduct or gross misconduct that is materially injurious to ATG. For purposes of this definition, no act or failure to act by a Qualified Employee shall be considered "willful" unless it is done, or omitted to be done, in bad faith and without reasonable belief that such Qualified Employee's action or omission was in the best interests of ATG.

"CHANGE IN CONTROL" means an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

(a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a "Person") of beneficial ownership of any capital stock of ATG if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under such Act) 50% or more of either (i) the then-outstanding shares of Common Stock (the "Outstanding Common Stock") or (ii) the combined voting power of the then-outstanding securities of ATG entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:

(i) any acquisition directly from ATG (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Common Stock or voting securities of ATG, unless the Person exercising, converting or exchanging such security acquired such security directly from ATG or an underwriter or agent of ATG),

(ii)   any acquisition by ATG,

(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by ATG or any corporation controlled by ATG, or

(iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i) and (ii) of subsection (c) below;

(b) the occurrence of a change in the composition of the Board such that the Continuing Directors do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to ATG), where the term "Continuing Director" means at any date a member of the Board:

(i)      who was a member of the Board on the effective date of this Policy or

(ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

(c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving ATG or a sale or other disposition of all or substantially all of the assets of ATG in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied:

(i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include a corporation that as a result of such transaction owns ATG or substantially all of ATG's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, respectively; and

(ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by ATG or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(d) approval by the stockholders of ATG of a complete liquidation or dissolution of ATG.

"CHANGE IN CONTROL DATE" means the first date on which a Change in Control occurs. Anything in this Policy to the contrary notwithstanding, if (a) a Change in Control occurs, (b) a Qualified Employee's employment with ATG is terminated prior to the date on which the Change in Control occurs, and (c) it is reasonably demonstrated by such Qualified Employee that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of this Policy the "Change in Control Date" shall mean, with respect to such Qualified Employee, the day immediately preceding such termination date.

"COMMON STOCK" means the common stock, $0.01 par value per share, of ATG.

"QUALIFIED EMPLOYEE" means (a) a person who is employed by ATG on the first date on which a Change in Control occurs.

As noted above, this Policy does not alter any aspect of the relationship between ATG and any employee or former employee except as explicitly provided by this Policy.

                           ART TECHNOLOGY GROUP, INC.
                 GENERAL CHANGE IN CONTROL POLICY FOR EMPLOYEES

This Policy was approved and adopted by the Board of Directors (the "Board") of Art Technology Group, Inc. (" ATG") to specify certain benefits that will accrue to Qualified Employees (as defined in this Policy), as prescribed herein upon or in connection with a Change in Control (as defined in this Policy). Some of the capitalized terms used in this Policy are defined in Section 6. This Policy does not alter any aspect of the relationship between ATG and any employee or former employee except as explicitly provided by the Policy.

1.     Stock Acceleration. Effective on the Change in Control Date (if any):

(a) 25% of the number of previously unvested shares of Common Stock subject to each outstanding option held by a Qualified Employee shall become immediately exercisable, subject to the other terms and conditions on which such interest in such shares was originally granted; and

(b) 25% of the number of previously unvested shares of Common Stock subject to each outstanding restricted stock award held by a Qualified Employee shall become immediately vested, subject to the other terms and conditions on which such interest in such shares was originally granted.

If a Qualified Employee holds options or restricted stock vesting on more than one date after the Change in Control Date (if any), then 25% of the shares vesting on each such date shall become immediately exercisable or vested, as the case may be.

2. Compensation. If the employment of a Qualified Employee is terminated by ATG without Cause (as defined in this Policy) on a date within 12 months following a Change in Control Date, contingent on the execution and submission of a release of all claims in the form provided by ATG on or within 30 days following the Qualified Employee's final day of employment, such Qualified Employee shall be entitled to the following benefits:

(a) ATG shall pay all Accrued Obligations to such Qualified Employee in a lump sum in cash within 30 days after such termination date (unless and to the extent ATG is required by law to provide any portion thereof earlier);

(b) ATG shall continue to pay to such Qualified Employee at his or her annual base salary rate for a three month period distributed at regular pay intervals or, at the option of ATG, in a lump sum; and

(c) for three months after such termination date, or such longer period as may be provided by the terms of the plan, ATG shall continue to provide health care coverage (including any dental and vision coverage) to such Qualified Employee at ATG's sole expense and his or her family (if ATG provided such coverage immediately prior to a Change in Control Date), upon receipt of required forms from the Qualified Employee.

3.     Amendments.

(a) The terms of this Policy may be amended or modified in any manner by action of the Board, provided that no such action that is materially detrimental to any Qualified Employee may be made without such Qualified Employee's consent unless such action:

(i) is not taken at a time at which the Board is considering, or there otherwise exists, a specific act or transaction that would constitute a Change in Control, if completed; and

(ii) does not take effect until on or after the later of (A) three months after notice of such action is delivered to Qualified Employee in writing and
(B) May 1, 2005.

       After a Change in Control occurs, the benefits accruing to any Qualified Employee under this Policy shall be irrevocable and may not be modified without the approval of such Qualified Employee. In addition,

(b) Notwithstanding the foregoing, the Board may correct any defect, supply any omission or reconcile any inconsistency in this Policy in the manner and to the extent it shall deem expedient to carry this Policy into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in this Policy.

4. Claims. All claims by a Qualified Employee for benefits under this Policy shall be directed to and determined by the Board and shall be in writing. Any denial by the Board of a claim for benefits under this Policy shall be delivered to such Qualified Employee in writing and shall set forth the specific reasons for the denial and the specific provisions of this Policy relied upon.

5.     Successors.

(a) ATG shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of ATG expressly to assume and agree to uphold this Policy to the same extent that ATG would be required to uphold it if no such succession had taken place.

(b) This Policy shall inure to the benefit of and be enforceable by each Qualified Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If a Qualified Employee should die while any amount would still be payable to such Qualified Employee or his or her family hereunder if such Qualified Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Policy to the executors, personal representatives or administrators of such Qualified Employee's estate.

6. Definitions. The following terms have the indicated meanings for purposes of this Policy:

"ACCRUED OBLIGATIONS" means, with respect to a Qualified Employee, the sum of
(a) such Qualified Employee's base salary earned through the date of termination of such Qualified Employee's employment by ATG, (b) the amount of any bonus that relates to a period completed prior to such termination date and that was fully earned by such Qualified Employee as of such termination date and (c) the amount of any compensation previously earned but deferred by such Qualified Employee (together with any accrued interest or earnings thereon) and any accrued but unused vacation pay, in each case to the extent not previously paid.

"ATG" means Art Technology Group, Inc. and any successor to its business or assets that assumes and agrees to perform this Policy, by operation of law or otherwise.

"CAUSE" means:

(a) a Qualified Employee's willful and continued failure to substantially perform his or her reasonable assigned duties as an employee of ATG (other than any such failure resulting from incapacity due to physical or mental illness); or

(b) a Qualified Employee's willful engagement in illegal conduct or gross misconduct that is materially injurious to ATG. For purposes of this definition, no act or failure to act by a Qualified Employee shall be considered "willful" unless it is done, or omitted to be done, in bad faith and without reasonable belief that such Qualified Employee's action or omission was in the best interests of ATG.

"CHANGE IN CONTROL" means an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection): (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a "Person") of beneficial ownership of any capital stock of ATG if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under such Act) 50% or more of either (i) the then-outstanding shares of Common Stock (the "Outstanding Common Stock") or (ii) the combined voting power of the then-outstanding securities of ATG entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:

(i) any acquisition directly from ATG (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Common Stock or voting securities of ATG, unless the Person exercising, converting or exchanging such security acquired such security directly from ATG or an underwriter or agent of ATG),

(ii)   any acquisition by ATG,

(iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by ATG or any corporation controlled by ATG, or

(iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i) and (ii) of subsection (c) below;

(b) the occurrence of a change in the composition of the Board such that the Continuing Directors do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to ATG), where the term "Continuing Director" means at any date a member of the Board:

(i)    who was a member of the Board on the effective date of this Policy or

(ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

(c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving ATG or a sale or other disposition of all or substantially all of the assets of ATG in one or a series of transactions (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied:

(i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include a corporation that as a result of such transaction owns ATG or substantially all of ATG's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Common Stock and Outstanding Voting Securities, respectively; and

(ii) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by ATG or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(d) approval by the stockholders of ATG of a complete liquidation or dissolution of ATG.

"CHANGE IN CONTROL DATE" means the first date on which a Change in Control occurs. Anything in this Policy to the contrary notwithstanding, if (a) a Change in Control occurs, (b) a Qualified Employee's employment with ATG is terminated prior to the date on which the Change in Control occurs, and (c) it is reasonably demonstrated by such Qualified Employee that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (ii) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of this Policy the "Change in Control Date" shall mean, with respect to such Qualified Employee, the day immediately preceding such termination date.

"COMMON STOCK" means the common stock, $0.01 par value per share, of ATG.

"QUALIFIED EMPLOYEE" means (a) a person who is employed by ATG on the first date on which a Change in Control occurs.

As noted above, this Policy does not alter any aspect of the relationship between ATG and any employee or former employee except as explicitly provided by this Policy.

Sample SVP

September 27, 2004

Name
Address


Dear Name:

ATG's Board of Directors has approved the award of certain benefits to ATG executives at your organizational level, upon or in connection with a Change in Control. The Board's intent is to ensure that you will share in the benefits of such an event and will enjoy a measure of protection against the potential loss of employment as a result thereof.

You will be entitled to all rights and benefits specified, in accordance with the terms of the attached policy. In addition, by virtue of your senior position with ATG, you will be entitled to enhanced benefits, in accordance with the other terms of the policy. Specifically, you will be entitled to the following:
(a) where Section 1 of the policy provides others with immediate vesting of a total of 25% of previously unvested shares of Common Stock subject to each outstanding option or restricted stock grant, you will be entitled to a total of 50%, (b) where Section 2(b) affords others with a total of 3 months of salary continuation, you will be entitled to a total of 6 months, and (c) where Section 2(c) of the policy provides others with a total 3 months of paid health insurance continuation, you will be entitled to 6 months. Any continuation of paid health insurance would be initiated through the usual COBRA process.


Congratulations on being a recipient of these ATG benefits. If you have any questions regarding this letter or the attached policy, please contact Pat O'Neill of Human Resources.



Yours sincerely,





Bob Burke

CEO

Attachment

                                                                   EXHIBIT 10.21

Sample to VP

September 27, 2004


Name
Address

Dear Name:

ATG's Board of Directors has approved the award of certain benefits to ATG executives at your organizational level, upon or in connection with a Change in Control. The Board's intent is to ensure that you will share in the benefits of such an event and will enjoy a measure of protection against the potential loss of employment as a result thereof.

You will be entitled to all rights and benefits specified, in accordance with the terms of the attached policy. In addition, by virtue of your senior position with ATG, you will be entitled to enhanced benefits, in accordance with the other terms of the policy. Specifically, you will be entitled to the following:
(a) where Section 2(b) affords others with a total of 3 months of salary continuation, you will be entitled to a total of 6 months, and (b) where Section 2(c) of the policy provides others with a total 3 months of paid health insurance continuation, you will be entitled to 6 months. Any continuation of paid health insurance would be initiated through the usual COBRA process.

Congratulations on being a recipient of these ATG benefits. If you have any questions regarding this letter or the attached policy, please contact Pat O'Neill of Human Resources.



Yours sincerely


Bob Burke

CEO

Attachment